UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 4.02 Non-Reliance on Previously Issued Financial Statements.

On December 17, 2021, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Shareholders Equity ( Deficit) and Statement of Cash Flow for the quarter and nine months ended June 30, 2021 filed with the Company’s Form 10-Q for the quarter ended June 30, 2021 should not be relied upon.

The Company determined that the recognition of $1,905,000 of revenue recognized during the quarter ended June 30, 2021 resulting from the grant of a license to an unrelated third party to develop and commercialize intellectual property controlled by the Company should be recognized over the term of the license which is 15 years.

The following tables reflect the corrections:

Statement of Operations	As Originally Presented	Adjustments	As Restated
Three Months Ended June 30,2021
Revenues	1,905,000	(1,875,794)	29,206
Total Revenues	1,932,425	(1,875,794)	56,631
Net Income ( Loss)	(5,613,321)	(1,875,794)	(7,489,115)

Nine Months Ended June 30,2021
Revenues	1,905,000	(1,875,794)	29,206
Total Revenues	1,987,274	(1,875,794)	111,480
Net Income ( Loss)	(3,504,772)	(1,875,794)	(5,380,566)

Statement of Cash Flow	As Originally Presented	Adjustments	As Restated
for the Nine Months Ended June 30,2021
Increase in Unearned Income	0	1,875,794	1,875,794

Statement of Shareholders' Equity ( Deficit)	As Originally Presented	Adjustments	As Restated
for the Nine Months Ended June 30,2021
Net Loss for the Quarter Ended June 30,2021	(5,613,321)	(1,875,794)	(7,489,115)

Balance Sheet as of June 30,2021	As Originally Presented	Adjustments	As Restated
Unearned Income	0	1,875,794	1,875,794
Current Liabilities	11,969,547	1,875,794	13,845,341
Total Liabilities	11,969,547	1,875,794	13,845,341
Retained Earnings (Deficit)	(20,088,438)	(1,875,794)	(21,964,232)
Total Stockholders' Equity (Deficit)	(10,535,891)	(1,875,794)	(12,411,685)

The Company’s senior management has discussed the matters disclosed in this Item 4.02 of this Current Report with AMC Auditing, the Company’s independent registered public accounting firm.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: December 22, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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